UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 940-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 14, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of BMP Sunstone Corporation (the “Company”) approved the dismissal of Grant Thornton, the Hong Kong member firm of Grant Thornton International Ltd. (“GTHK”) due to its separation from Grant Thornton International Ltd.

The report of GTHK on the Company’s financial statements for each of the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2009 and the subsequent interim periods, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and GTHK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GTHK’s satisfaction, would have caused GTHK to make reference to the subject matter thereof in their reports on the financial statements of the Company for such periods.

The Company has provided GTHK with a copy of the foregoing disclosures and requested that GTHK furnish a letter to the SEC stating whether or not GTHK agrees with the above statements. A copy of GTHK’s letter, dated December 17, 2010, addressed to the SEC is referred to in Item 9.01 of and filed as Exhibit 16.1 to this Form 8-K.

Effective December 14, 2010, the Audit Committee approved the engagement of Grant Thornton, the China member firm of Grant Thornton International Ltd. (“GTC”) as the Company’s independent registered public accounting firm. The decision was made based on the Company’s belief that it would be more efficient and cost-effective to have the Company’s certifying accountant based in the People’s Republic of China because the Company’s operations are principally conducted there. During the two fiscal years ended December 31, 2009 and the subsequent period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted with GTC regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from GTHK, dated December 17, 2010, addressed to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION

Date: December 17, 2010	By:	/S/ FRED M. POWELL
	Name:	Fred M. Powell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from GTHK, dated December 17, 2010, addressed to the SEC.